Aston Funds
                  File No. 811-8004
                 EXHIBIT TO ITEM 77Q1(a)


Copies of Any Material Amendments to the Registrant's
Charter or By-Laws

The following documents are included in the Registrant's
Form Type 485BPOS, dated November 30, 2006 (Accession No.
0000950137-06-013058), and incorporated by reference herein:

	(1) Certificate of Amendment of Certificate of Trust